                                                                  EXHIBIT 13(a)


                               POWER OF ATTORNEY
                               -----------------

                                 Jon F. Danski

                                    Officer


     KNOW ALL MEN BY THESE PRESENTS, that I, an officer of Metropolitan Life Insurance Company, do hereby appoint Gary A. Beller, Louis J. Ragusa, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I or New England Retirement Investment Account of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this   31st
                                                            ----
day of March, 1998.
                                                  /s/  Jon F. Danski
                                                  -------------------
                                                  Signature

                                                                   EXHIBIT 13(a)


                               POWER OF ATTORNEY
                               -----------------

                              Robert H. Benmosche
                             Director and Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, a director and officer of Metropolitan Life Insurance Company, do hereby appoint Gary A. Beller, Louis J. Ragusa, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I or New England Retirement Investment Account of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of November, 1997.

                                                  /s/ Robert H. Benmosche
                                                  -----------------------
                                                  Signature

                                                                EXHIBIT 13(a)
                               POWER OF ATTORNEY
                               -----------------

                               Stewart G. Nagler
                                   Director

  KNOW ALL MEN BY THESE PRESENTS, that I, a director and officer of Metropolitan Life Insurance Company, do hereby appoint Gary A. Beller, Louis J. Ragusa, Richard G. Mandel and Christopher P. Nicholas, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I or New England Retirement Investment Account of said Company, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

  IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December,
                                                       ---
1997.

                                                  /s/ Stewart G. Nagler
                                                  ---------------------
                                                  Signature